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                                    Aberdeen
                              Commonwealth Income
                                   Fund, Inc.

                                Quarterly Report

                                January 31, 2002

Letter to Shareholders

                                                                  March 15, 2002

Dear Shareholder,

We present this Quarterly Report which covers the activities of Aberdeen Commonwealth Income Fund, Inc. (the "Fund") for the quarter ended January 31, 2002. Included in this report is a review of the Australian, Canadian, New Zealand, United Kingdom and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, Aberdeen Asset Managers (C.I.) Limited.

High Credit Quality: 87.4% of Securities Rated or Deemed Equivalent to AA/Aa or Better

The Fund's high credit quality has been maintained. Over 87.4% of assets are rated AA/Aa or better, or are considered of equivalent quality by the Investment Manager. An additional 8.5% is held in A rated securities.

Distributions: 9.5% Annual Cash Distribution Rate

Distributions to common shareholders for the 12 months ended January 31, 2002 totaled 83.0 cents per share. Based on the share price of $8.74 on January 31, 2002, the cash distribution rate over the 12 months then ended was 9.5%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On March 14, 2002, the Board of Directors declared a monthly distribution of 6.0 cents per share payable on April 12, 2002 to all shareholders of record as of March 28, 2002 (ex-dividend date of March 26, 2002).

The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. It is the Board's intention that the monthly distribution of 6.0 cents per share be maintained for 12 months, having begun with the February 2002 distribution. This policy is subject to regular review at the Board's quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in June 2002.

Net Asset Value Performance: 5.3% Per Annum Return Since Inception

The Fund's total return based on Net Asset Value ("NAV") decreased by 3.0% over the quarter ended January 31, 2002. Since inception, the Fund's total return based on NAV has increased by 5.3% per annum to January 31, 2002. The Fund's market price per share fell 2.9% over the quarter, from $9.00 on October 31, 2001 to $8.74


                                       Aberdeen Commonwealth Income Fund, Inc. 1

Letter to Shareholders (concluded)

on January 31, 2002. The Fund's NAV per share was $9.47 on January 31, 2002, representing a discount to the market price per share of 7.7%, compared with a discount of 9.9% on October 31, 2001.

Implementation of Global Investment Strategy

In March 1999, the Fund's shareholders approved amendments to the Fund's principal investment objective, investment policies and investment restrictions to enable the Fund to invest up to 35% of its total assets in Global Debt Securities. This strategy was proposed to be implemented in two phases. The first phase involved the immediate investment of up to 20% of the Fund's assets in Asian debt markets. On September 3, 2001, the Board of Directors authorized the Investment Manager, in its discretion, to implement the second phase of the global investment strategy. This will now allow the Fund to invest up to 35% of its total assets in Global Debt Securities, with a view to enhancing yield.

Asian Investments: 6.3% of Total Assets Invested in Asian Debt Securities

As of January 31, 2002, 6.3% of the Fund's total assets were held in Asian debt securities, a sector that presents attractive opportunities. The Fund's ability to increase its investment in Asian markets remains constrained by the potential realization of foreign exchange losses.

For information about the Fund, including weekly updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management, Investor Relations, by:

o calling toll free on 1-800-522-5465 or 1-212-968-8800 in the United States,

o emailing to InvestorRelations@aberdeen-asset.com, or

o visiting the website at www.aberdeen-asset.com/usa

For information about the Aberdeen group, visit the Aberdeen website at www.aberdeen-asset.com

Yours sincerely,


/s/ Martin J. Gilbert

Martin J. Gilbert
Chairman

             All amounts are U.S. Dollars unless otherwise stated.


2 Aberdeen Commonwealth Income Fund, Inc.

Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the fiscal year commencing November 1, 2001, including the distribution paid on March 8, 2002, are comprised of 59% net investment income and 41% return of paid in capital.

This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2003, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.


                                       Aberdeen Commonwealth Income Fund, Inc. 3

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ("the Plan") which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month unless shares of the Fund are trading at a premium, in which case, the Fund will issue additional shares. As a participant in the Plan, you will have the convenience of:

Automatic reinvestment--the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs--shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience--the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200 Boston, MA 02266 or call toll free on 1-800-426-5523.


4 Aberdeen Commonwealth Income Fund, Inc.

Report of the Investment Manager

Share Price Performance

On January 31, 2002, the Fund's share price was $8.74, which represented a discount of 7.7% to the NAV of $9.47. At the date of this report, the share price was $8.70 representing a discount of 8.0% to the NAV of $9.46.

Distributions

The Board reduced the Fund's monthly distribution from 7.0 cents per share to
6.0 cents per share beginning with the distribution paid on February 8, 2002. The Investment Manager continues its efforts to reallocate the portfolio toward higher yielding Global Debt Securities, in addition to fixed income securities denominated in the Commonwealth Currencies. Further, with the expectation for an improving global economy in mid to late 2002, the Investment Manager anticipates improvement in the value of non-U.S. Dollar currencies. Together, these factors may enhance the Fund's net investment income and ability to realize capital gains. There can, however, be no assurance that the Investment Manager's expectations will be met.

Auction Market Preferred Stock (AMPS)

The Fund's $30 million of AMPS continued to be well bid at the weekly auctions. The average interest rate paid was 2.25% over the quarter ended January 31, 2002, compared with 1.85% for 30-day U.S. commercial paper over the same period. These rates have decreased since the quarter ended October 31, 2001, due to the lowering of interest rates by the U.S. Federal Reserve over the period.

On September 3, 2001, the Board of Directors resolved to amend the Fund's policies with respect to derivatives to enable the Investment Manager to use interest rate swaps to hedge up to one third of the Fund's AMPS liabilities. This gives the Investment Manager the flexibility to lock in historically low U.S. dollar interest rates with respect to up to one third of the Fund's outstanding AMPS.


                                       Aberdeen Commonwealth Income Fund, Inc. 5

Report of the Investment Manager (concluded)

A significant type of risk associated with interest rate swaps is the risk that the counter-party may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to the AMPS.

Over the past year, the impact of AMPS has been slightly negative, largely as a result of general currency weakness against the U.S. dollar. Offsetting this to some extent have been capital gains as bond yields have fallen. In addition, U.S. monetary policy was eased more aggressively than in the Commonwealth countries during the period, opening up a positive yield differential between AMPS funding rates and investment yields. Overall, the outlook over the medium-term for investment markets and the portfolio in respect of these factors is considered by the Manager to be favorable, and therefore AMPS are seen as having the potential to enhance total shareholder returns in the medium term.


6 Aberdeen Commonwealth Income Fund, Inc.

Portfolio Composition

Geographic Composition

The table below shows the geographic composition of the Fund's total investments as of January 31, 2002, compared with the previous quarter and twelve months.

               TABLE 1: ABERDEEN COMMONWEALTH INCOME FUND, INC.--

                          GEOGRAPHIC ASSET ALLOCATION

================================================================================
                        January 31, 2002   October 31, 2001     January 31, 2001
                               %                   %                   %
--------------------------------------------------------------------------------
Australia                     23.9                24.2                24.7
Canada                        31.8                31.2                33.3
New Zealand                    5.0                 3.8                 3.7
United Kingdom                29.9                31.3                29.4
United States*                 3.1                 3.8                 3.1
Asia                           6.3                 5.7                 5.8
--------------------------------------------------------------------------------
Total Portfolio              100.0               100.0               100.0
================================================================================

* It is the policy of the Investment Manager to maintain a portion of the Fund's investments in U.S. short-term securities to cover distributions and expenses.

Currency Composition

The table below shows the currency composition of the Fund's total investments as of January 31, 2002, compared with the previous quarter and twelve months.

               TABLE 2: ABERDEEN COMMONWEALTH INCOME FUND, INC.--

                              CURRENCY ALLOCATION

================================================================================
                        January 31, 2002   October 31, 2001     January 31, 2001
                               %                   %                   %
--------------------------------------------------------------------------------
Australian Dollar             23.9                24.2                24.7
Canadian Dollar               31.5                31.2                33.3
New Zealand Dollar             5.3                 3.8                 3.7
British Pound                 29.9                31.3                29.4
United States Dollar*          3.6                 3.8                 3.1
Asia Currencies                5.8                 5.7                 5.8
--------------------------------------------------------------------------------
Total Portfolio              100.0               100.0               100.0
================================================================================

*     Includes Asian Yankee bond investments.


                                       Aberdeen Commonwealth Income Fund, Inc. 7

Maturity Composition

On January 31, 2002, the average maturity of the Fund's assets remained at 7.8 years. The Fund's modified duration was 4.9 years on January 31, 2002, compared with 5.0 years on October 31, 2001. The table below shows the maturity composition of the Fund's investments as of January 31, 2002:

               TABLE 3: ABERDEEN COMMONWEALTH INCOME FUND, INC.--

                               MATURITY ANALYSIS

===================================================================================================
                         Less than 1 year      1 to 5 years       5 to 10 years       Over 10 years
                                %                   %                   %                   %
---------------------------------------------------------------------------------------------------
Australia                      21.7                30.9                35.5                11.9
Canada                         25.9                16.7                17.8                39.6
New Zealand                    10.4                50.8                38.8                  --
United Kingdom                  8.5                30.5                22.5                38.5
United States                 100.0                  --                  --                  --
Asia                           34.5                49.1                14.9                 1.5
---------------------------------------------------------------------------------------------------
Total Portfolio                21.8                26.8                23.6                27.8
===================================================================================================

Sectoral Composition

The table below shows the sectoral composition of the Fund's total investments as of January 31, 2002:

               TABLE 4: ABERDEEN COMMONWEALTH INCOME FUND, INC.--

                              SECTORAL COMPOSITION

==================================================================================================
                         Sovereign     Provincial/      Utilities/
                           Gov't.         State        Supranational     Corporate        Cash or
                           Bonds          Bonds            Bonds           Bonds        Equivalent
                            %               %                %              %               %
--------------------------------------------------------------------------------------------------
Australia                   9.4             7.6             1.8             2.2             2.9
Canada                     20.8             5.5             0.3             0.6             4.6
New Zealand                  --              --             0.8             2.8             1.4
United Kingdom             20.9              --             2.0             4.5             2.5
United States                --              --              --              --             3.1
Asia                        4.2             0.6             0.2             0.3             1.0
--------------------------------------------------------------------------------------------------
Total Portfolio            55.3            13.7             5.1            10.4            15.5
==================================================================================================


8 Aberdeen Commonwealth Income Fund, Inc.

Portfolio Composition (concluded)

Quality of Investments

On January 31, 2002, 87.4% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "AA" by Standard & Poor's Corporation or "Aa" by Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund's portfolio as of January 31, 2002.

               TABLE 5: ABERDEEN COMMONWEALTH INCOME FUND, INC.--

                                 ASSET QUALITY

=======================================================================================
                       AAA/Aaa        AA/Aa           A          BBB/Baa         BB/Ba*
                          %             %             %             %              %
---------------------------------------------------------------------------------------
Australia                77.9          22.1            --            --            --
Canada                   14.4          75.9           9.7            --            --
New Zealand              56.4          18.4          25.2            --            --
United Kingdom           67.7          20.7          11.6            --            --
United States           100.0            --            --            --            --
Asia                     20.7            --          10.9          67.1           1.3
---------------------------------------------------------------------------------------
Total Portfolio          50.8          36.6           8.5           4.0           0.1
=======================================================================================

*     Below investment grade.


                                       Aberdeen Commonwealth Income Fund, Inc. 9

Market Review and Outlook

AUSTRALIA

The benchmark 10-year bond yield rose to 6.01% from 5.23% over the quarter ended January 31, 2002. Bank bill yields also rose over the quarter, closing at 4.31%. Market confidence in Australia's ability to ride out the global recession has been boosted by a number of recent indicators showing the economy ended 2001 with consumer spending and housing investment still strong and the jobs market enjoying a tentative recovery. The very low level of interest rates means that housing finance for construction and building approvals could remain at relatively high levels until the interest rate cycle turns. The composition of growth is likely to shift again in 2002 as export growth slows further, impacted by a weaker global economy, while domestic consumption is likely to remain supported by low interest rates and positive real wages growth.

The Australian dollar rose slightly over the quarter, closing at $0.51.

CANADA

The Bank of Canada's ("BoC") latest Monetary Policy Report saw a growth profile that delivers excess supply for the Canadian economy through 2002, and one that will deliver a substantially deeper disinflationary and negative output gap than previously expected. The BoC's overall growth view sees the potential for a slight recession in the second half of this year and a recovery to above trend growth in both Canada and the U.S. in the second half of next year. Canada's output-based GDP rose 0.3% in October, to be down 0.6% over a year ago, and down 1.2% at an annual rate from the third quarter average.

The Canadian dollar remained steady over the quarter closing at $0.63.

NEW ZEALAND

After a strong first half of 2001, growth in the New Zealand economy moderated in the third quarter, expanding by, a smaller than expected, 0.3%. Fourth quarter data to date, however, suggests positive momentum has been maintained into the year-end, with dwelling consents, non-residential approvals, car registrations and business and consumer sentiment all higher. Indeed, despite global uncertainty, the confidence of New Zealand's consumers has remained relatively robust, providing a solid base for retail spending in the near term.

The New Zealand dollar rose slightly over the quarter, closing at $0.42.


10 Aberdeen Commonwealth Income Fund, Inc.

Market Review and Outlook (concluded)

UNITED KINGDOM

Over the quarter, UK consumer spending remained fairly buoyant while the manufacturing sector remained weak, underlining the current two-speed nature of the UK economy. Given the ongoing strength of consumer spending, the Investment Manager is inclined to put the chance of further rate cuts in the UK at less than 50%. However, a benign inflation background throughout 2002 should allow the monetary policy to remain on hold for most of the year, although there are upward risks to this view in line with the market's expectations.

The pound has depreciated against the U.S. dollar over the quarter, closing at $1.41.

ASIA

Domestic and Yankee (U.S.$ denominated) bonds

Among domestic Asian bond markets, Thailand posted strong gains over the quarter, as investors started to price in an interest rate cut which the Bank of Thailand delivered late in December 2001. Singapore underperformed, with the market selling-off in November, on the back of weakness in global bond markets. U.S. dollar-denominated Asian bonds rallied strongly over the quarter as investors purchased high-yield bonds, especially in the latter part of November 2001.

Currencies

The South Korean won depreciated against the U.S. dollar over the quarter, while the Singapore dollar, Philippine peso and Thai baht remained broadly unchanged. The Malaysian ringgit remained pegged to the U.S. dollar. Strong gains in local currency terms of most Asian bond markets were, for the most part, neutralized by the relative strength of the Australian dollar, which appreciated against most Asian currencies.


                                      Aberdeen Commonwealth Income Fund, Inc. 11

Summary of Key Rates

The following table summarizes the movements of key interest rates and currencies over the last three and twelve month periods.

============================================================================================
                                 January 31, 2002       October 31, 2001    January 31, 2001
--------------------------------------------------------------------------------------------
Australia
90 day bank bills                           4.31%                  4.29%               5.74%
10 year bonds                               6.01%                  5.23%               5.35%
Australian Dollar                         $  0.51                $  0.50             $  0.55

Canada
90 day bank bills                           1.97%                  2.35%               5.12%
10 year bonds                               5.44%                  4.86%               5.39%
Canadian Dollar                           $  0.63                $  0.63             $  0.67

New Zealand
90 day bank bills                           4.90%                  4.96%               6.41%
10 year bonds                               6.65%                  6.18%               6.07%
NZ Dollar                                 $  0.42                $  0.41             $  0.44

United Kingdom
90 day bank bills                           3.92%                  4.15%               5.58%
10 year bonds                               4.89%                  4.53%               4.84%
British Pound                             $  1.41                $  1.45             $  1.46

South Korea
90 day T-bills                              4.37%                  4.37%               5.60%
10 year bonds                               7.11%                  6.85%               6.54%
South Korean Won*                    (won) 1311.5           (won)   1290        (won)   1257

Thailand
90 day deposits                             2.25%                  2.50%               3.00%
10 year bonds                               4.76%                  5.55%               4.00%
Thai Baht*                          (baht)   44.1          (baht)   44.7       (baht)   42.5

Philippines
90 day T-bills                              7.90%                 11.07%              11.43%
10 year bonds                              14.73%                 17.80%              16.30%
Philippines Peso*                   (peso)   51.2          (peso)   52.0       (peso)   49.0

Malaysia
90 day T-bills                              2.77%                  2.73%               2.92%
10 year bonds                               4.35%                  3.30%               4.98%
Malaysian Ringgit*               (ringgit)    3.8       (ringgit)    3.8    (ringgit)    3.8

Singapore
90 day T-bills                              0.83%                  0.60%               2.09%
10 year bonds                               3.91%                  2.97%               3.69%
Singapore Dollar*                        S$  1.84               S$  1.82            S$  1.74

US$ Yankee Bonds**
South Korea                                 5.86%                  5.54%               7.23%
Malaysia                                    6.54%                  6.57%               7.18%
Philippines                                 8.76%                 10.19%              10.68%
============================================================================================

 * These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and the British pound are quoted U.S. dollars per currency.
**    Sovereign issues.

                                          Aberdeen Asset Managers (C.I.) Limited
                                                                      March 2002


12 Aberdeen Commonwealth Income Fund, Inc.

Portfolio of Investments (unaudited)

As of January 31, 2002

Principal
Amount
Local
Currency (a)                                                             Value
(000)                                   Description                      (US$)
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--84.7%
AUSTRALIA--21.1%
Government Bonds--8.6%
A$
                     Commonwealth of Australia,
3,000                10.00%, 10/15/02.............................     1,579,466
2,000                9.50%, 8/15/03...............................     1,082,822
1,000                10.00%, 2/15/06..............................       586,605
2,500                6.75%, 11/15/06..............................     1,323,266
1,000                10.00%, 10/15/07.............................       608,711
3,000                8.75%, 8/15/08...............................     1,753,216
2,500                7.50%, 9/15/09...............................     1,383,485
1,500                6.50%, 5/15/13...............................       781,381
                     Federal National Mortgage
                     Association, Series EMTN,
2,000                6.375%, 8/15/07..............................     1,026,896
                                                                      ----------
                     Total government bonds
                     (cost US$12,145,134).........................    10,125,848
                                                                      ----------

Semi-Government Bonds--7.6%
New South Wales--2.5%
                     New South Wales Treasury
                     Corporation,
1,500                7.00%, 4/01/04...............................       786,239
4,200                7.00%, 12/01/10..............................     2,227,524
                                                                      ----------
                                                                       3,013,763
                                                                      ----------

Queensland--1.9%
A$
                     Queensland Treasury
                     Corporation,
2,000                8.00%, 5/14/03 (Global)......................     1,052,923
1,000                8.00%, 9/14/07 (Global)......................       554,751
1,250                6.00%, 6/14/21...............................       599,382
                                                                      ----------
                                                                       2,207,056
                                                                      ----------

Victoria--1.5%
                     State Electricity Commission
                     of Victoria,
  535                10.50%, 5/27/03..............................       289,440
                     Treasury Corporation of Victoria,
1,000                9.00%, 6/27/05...............................       554,127
1,500                10.25%, 11/15/06.............................       894,450
                                                                      ----------
                                                                       1,738,017
                                                                      ----------

Western Australia--1.7%
                     Western Australia Treasury
                     Corporation,
3,500                8.00%, 6/15/13...............................     1,998,891
                                                                      ----------
                     Total Australian
                     semi-government bonds
                     (cost US$10,451,359).........................     8,957,727
                                                                      ----------

Supranational--1.8%
                     Eurofima,
3,500                9.875%, 1/17/07..............................     2,067,288
                                                                      ----------
                     Total Australian dollar
                     supranational bonds
                     (cost US$2,143,094)..........................     2,067,288
                                                                      ----------


                                      Aberdeen Commonwealth Income Fund, Inc. 13

As of January 31, 2002

Principal
Amount
Local
Currency (a)                                                             Value
(000)                                   Description                      (US$)
--------------------------------------------------------------------------------
Utilities--0.9%
A$
                     Telstra Corp.,
2,000                11.50%, 10/15/02.............................     1,061,036
                                                                      ----------
                     Total Australian utility bonds
                     (cost US$1,408,214)..........................     1,061,036
                                                                      ----------

Banking and Finance--0.2%
                     ING Bank (Australia) Ltd.,
  500                7.125%, 3/13/02..............................       253,963
                                                                      ----------
                     Total Australian banking
                     and finance bonds
                     (cost US$371,631)............................       253,963
                                                                      ----------

Corporate Non-Banks--2.0%
                     Brisbane Airport Corporation, Ltd.,
4,000                7.30%, 6/30/10...............................     2,086,003
                     GE Capital Australia,
  600                6.75%, 9/15/07...............................       311,496
                                                                      ----------
                     Total Australian corporate
                     non-bank bonds
                     (cost US$2,503,340)..........................     2,397,499
                                                                      ----------

                     Total Australian
                     long-term investments
                     (cost US$29,022,772).........................    24,863,361
                                                                      ----------

CANADA--27.0%
Government Bonds--20.6%
C$
                     Canadian Government,
6,000                8.50%, 4/01/02...............................     3,810,653
5,000                5.25%, 9/01/03...............................     3,247,673
2,500                7.25%, 6/01/07...............................     1,739,860
2,000                5.50%, 6/01/09...............................     1,273,337
1,000                10.75%, 10/01/09.............................       838,215
3,000                10.25%, 3/15/14..............................     2,662,608
4,000                8.00%, 6/01/23...............................     3,174,066
8,000                9.00%, 6/01/25...............................     7,030,210
                     Canada (Cayman),
  750                7.25%, 6/01/08...............................       518,481
                                                                      ----------
                     Total Canadian
                     government bonds
                     (cost US$26,779,969).........................    24,295,103
                                                                      ----------

Semi-Government Bonds--5.5%
British Columbia--1.4%
                     Province of British Columbia,
2,000                9.50%, 1/09/12...............................     1,608,955
                                                                      ----------
Ontario--0.9%
                     Ontario Hydro,
  500                8.50%, 5/26/25...............................       402,849
                     Province of Ontario,
1,000                8.75%, 4/22/03...............................       678,279
                                                                      ----------
                                                                       1,081,128
                                                                      ----------


14 Aberdeen Commonwealth Income Fund, Inc.

As of January 31, 2002

Principal
Amount
Local
Currency (a)                                                             Value
(000)                                   Description                      (US$)
--------------------------------------------------------------------------------
Quebec--2.8%
C$
                     Quebec Hydro,
1,500                7.00%, 6/01/04...............................     1,012,169
1,000                2.14%, 1/28/05 (b)...........................       633,641
2,000                9.625%, 7/15/22..............................     1,727,204
                                                                      ----------
                                                                       3,373,014
                                                                      ----------

Toronto--0.4%
                     Metropolitan Municipality
                     of Toronto,
  750                9.625%, 5/14/02..............................       481,040
                                                                      ----------
                     Total Canadian
                     semi-government bonds
                     (cost US$7,015,637)..........................     6,544,137
                                                                      ----------

Utilities--0.3%
                     Bell Telephone Company
                     of Canada,
  500                10.50%, 7/15/09..............................       330,103
                                                                      ----------
                     Total Canadian utility bonds
                     (cost US$428,990)............................       330,103
                                                                      ----------

Banking and Finance--0.6%
                     Credit Local de France,
1,000                6.75%, 3/21/06...............................       671,575
                     Total Canadian banking                           ----------
                     and finance bonds
                     (cost US$709,943)............................       671,575
                                                                      ----------
                     Total Canadian
                     long-term investments
                     (cost US$34,934,539).........................    31,840,918
                                                                      ----------

DENMARK--2.1%
Banking and Finance--2.1%
NZ$
                     Bayerische Hypo- und
                     Vereinsbank AG,
2,000                7.00%, 9/14/05...............................       832,782
                     Landesbank Hessen-Thueringen Girozentrale,
4,000                7.00%, 12/17/07..............................     1,664,715
                                                                      ----------
                     Total Denmark
                     long-term investments
                     (cost US$2,585,925)..........................     2,497,497
                                                                      ----------

HONG KONG--0.2%
Corporate Non-Banks--0.2%
US$
                     PCCW-HKTC Capital LTD.,
  200                7.75%, 11/15/11..............................       200,840
                                                                      ----------
                     Total Hong Kong
                     long-term investments
                     (cost US$199,418)............................       200,840
                                                                      ----------

MALAYSIA--0.7%
Semi-Government Bonds--0.7%
MYR
                     Danamodal Nasional Berhad,
3,100                0.00%, 10/21/03..............................       772,716
                                                                      ----------
                     Total Malaysia
                     long-term investments
                     (cost US$749,597)............................       772,716
                                                                      ----------


                                      Aberdeen Commonwealth Income Fund, Inc. 15

As of January 31, 2002

Principal
Amount
Local
Currency (a)                                                             Value
(000)                                   Description                      (US$)
--------------------------------------------------------------------------------
NEW ZEALAND--1.8%
Government Bonds--0.3%
NZ$
                     Canadian Government,
1,000                6.625%, 10/03/07.............................       411,124
                                                                       ---------
                     Total New Zealand
                     government bonds
                     (cost US$553,974)............................       411,124
                                                                       ---------

Utilities--0.7%
                     Electricity Corporation of
                     New Zealand Ltd.,
1,000                8.00%, 2/15/03...............................       427,190
                     TCNZ Finance Limited,
1,000                9.25%, 7/01/02...............................       421,381
                                                                       ---------
                     Total New Zealand
                     utility bonds
                     (cost US$1,153,439)..........................       848,571
                                                                       ---------

Banking and Finance--0.2%
                     Transpower Finance Ltd.,
  500                8.00%, 6/15/05...............................       216,298
                                                                       ---------
                     Total New Zealand
                     banking and finance bonds
                     (cost US$344,566)............................       216,298
                                                                       ---------

Corporate Non-Banks--0.6%
NZ$
                     Housing New Zealand,
1,500                8.00%, 11/15/06..............................       653,228
                                                                       ---------
                     Total New Zealand
                     corporate non-bank bonds
                     (cost US$798,430)............................       653,228
                                                                       ---------

                     Total New Zealand
                     long-term investments
                     (cost US$2,850,409)..........................     2,129,221
                                                                       ---------

PHILIPPINES--0.2%
Government Bonds--0.2%
                     Philippine Government,
PHP
7,000                16.50%, 2/25/09..............................       153,593
US$
  100                9.875%, 1/15/19..............................        95,465
                                                                       ---------
                     Total Philippine
                     long-term investments
                     (cost US$285,906)............................       249,058
                                                                       ---------


16 Aberdeen Commonwealth Income Fund, Inc.

As of January 31, 2002

Principal
Amount
Local
Currency (a)                                                             Value
(000)                                   Description                      (US$)
--------------------------------------------------------------------------------
SINGAPORE--0.5%
Government Bonds--0.4%
SG$
                     Singapore Government,
   100               3.00%, 11/01/02..............................        55,251
    50               4.00%, 3/01/07...............................        28,011
   700               4.625%, 7/01/10..............................       400,945
                                                                       ---------
                     Total Singapore
                     government bonds
                     (cost US$503,723)............................       484,207
                                                                       ---------

Utilities--0.1%
                     Singapore Power,
   250               4.60%, 9/21/07...............................       143,426
                                                                       ---------
                     Total Singapore corporate
                     non-bank bonds
                     (cost US$143,849)............................       143,426
                                                                       ---------

                     Total Singapore
                     long-term investments
                     (cost US$647,572)............................       627,633
                                                                       ---------

SOUTH KOREA--3.2%
Government Bonds--1.3%
US$
                     EMBARC Ltd. Linked Note
                     Series 1-9,
 2,000               5.671%, 8/18/03 (b)(c).......................     1,584,760
                                                                       ---------
Government Banks--1.7%
                     EMBARC Ltd. Linked Note
                     Series 1-7,
 2,600               5.029%, 6/28/02 (b)(d).......................     2,005,588
                                                                       ---------
Banking and Finance--0.2%
                     Korea Development Bank,
   200               5.25%, 11/16/06..............................       196,568
                                                                       ---------
                     Total Korean
                     long-term investments
                     (cost US$4,529,537)..........................     3,786,916
                                                                       ---------

THAILAND--0.6%
Government Bonds--0.4%
THB
                     Thailand Government,
 5,000               6.125%, 4/12/02 (e)..........................       114,377
   550               8.25%, 10/14/03 (e)..........................        13,707
12,000               8.00%, 12/08/06 (e)..........................       328,280
                                                                       ---------
                     Total Thailand
                     government bonds
                     (cost US$481,165)............................       456,364
                                                                       ---------


                                      Aberdeen Commonwealth Income Fund, Inc. 17

As of January 31, 2002

Principal
Amount
Local
Currency (a)                                                             Value
(000)                                   Description                      (US$)
--------------------------------------------------------------------------------
Utilities--0.1%
THB
                     Eastern Water Resources
                     Development and Management
                     Company Limited,
4,000                9.00%, 7/22/04 (e)...........................       101,887
                                                                      ----------
                     Total Thailand utility bonds
                     (cost US$101,524)............................       101,887
                                                                      ----------

Corporate Non-Banks--0.1%
                     Advanced Info Service
                     Public Company Limited,
3,900                6.50%, 3/20/03 (e)...........................        90,703
                                                                      ----------
                     Total Thailand corporate
                     non-bank bonds
                     (cost US$103,366)............................        90,703
                                                                      ----------

                     Total Thailand
                     long-term investments
                     (cost US$686,055)............................       648,954
                                                                      ----------

UNITED KINGDOM--27.3%
Government Bonds--21.0%
(pound)
                     United Kingdom Treasury,
1,500                8.00%, 6/10/03...............................     2,217,769
  500                5.00%, 6/07/04...............................       709,672
1,250                8.50%, 12/07/05..............................     1,983,044
1,100                7.50%, 12/07/06..............................     1,722,375
  500                5.75%, 12/07/09..............................       743,396
1,500                8.00%, 9/27/13...............................     2,688,111
  600                8.00%, 12/07/15..............................     1,109,529
3,000                8.00%, 6/07/21...............................     5,937,564
2,350                6.00%, 12/07/28..............................     3,983,198
                     Republic of Finland,
1,000                8.00%, 4/07/03...............................     1,462,621
1,250                10.125%, 6/22/08.............................     2,200,392
                                                                      ----------
                     Total United Kingdom
                     government bonds
                     (cost US$27,258,219).........................    24,757,671
                                                                      ----------

Utilities--2.0%
(pound)
                     British Gas PLC,
1,400                8.875%, 7/08/08..............................     2,293,377
                                                                      ----------
                     Total United Kingdom
                     utility bonds
                     (cost US$2,204,796)..........................     2,293,377
                                                                      ----------

Banking and Finance--4.3%
                     Abbey National Treasury
                     Services PLC,
1,250                8.00%, 4/02/03...............................     1,826,120
                     Barclays Bank PLC,
1,000                9.875%, 5/29/49..............................     1,698,843
                     Lloyds Bank PLC,
  500                7.375%, 3/11/04..............................       733,503
                     Prudential Finance B.V.,
  500                9.375%, 6/04/07..............................       825,634
                                                                      ----------
                     Total United Kingdom
                     banking and finance bonds
                     (cost US$5,041,374)..........................     5,084,100
                                                                      ----------

                     Total United Kingdom
                     long-term investments
                     (cost US$34,504,389).........................    32,135,148
                                                                      ----------

                     Total long-term investments
                     (cost US$110,996,119)........................    99,752,262
                                                                      ----------


18 Aberdeen Commonwealth Income Fund, Inc.

As of January 31, 2002

Principal
Amount
Local
Currency (a)                                                             Value
(000)                                   Description                      (US$)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--13.2%
Australia--2.7%
A$
                     Banque Nationale de Paris
                     Fixed Deposit,
6,338                4.00%, 2/01/02
                     (cost US$3,211,619)..........................     3,211,620
                                                                    ------------
Canada--4.7%
C$
                     State Street Bank and
                     Trust Company Time Deposit,
8,770                1.75%, 2/06/02
                     (cost US$5,521,975)..........................     5,515,030
                                                                    ------------
United Kingdom--2.6%
(pound)
                     State Street Bank and
                     Trust Company Fixed Deposit,
2,170                3.94%, 2/06/02
                     (cost US$3,067,078)..........................     3,066,861
                                                                    ------------
United States--3.2%
US$
3,777                Repurchase Agreement,
                     State Street Bank and Trust
                     Company, 1.77% dated 1/31/02,
                     due 2/01/02 in the amount
                     of $3,777,186 (collateralized
                     by $2,985,000 U.S. Treasury
                     Bonds, 7.875% due 2/15/21;
                     value $3,853,193)
                     (cost US$3,777,000)..........................     3,777,000
                                                                    ------------
                     Total short-term investments
                     (cost US$15,577,672).........................    15,570,511
                                                                    ------------
--------------------------------------------------------------------------------
Total Investments--97.9% (cost US$126,573,791)                       115,322,773

Net unrealized appreciation on forward foreign currency exchange
contracts--0.0% (f)                                                        4,615

Other assets in excess of liabilities--2.1%                            2,465,128
--------------------------------------------------------------------------------
Total Net Assets--100.0%                                            $117,792,516
================================================================================

(a) Portfolio securities are listed based on the currency in which they are traded.

      A$--Australian dollar
      C$--Canadian dollar
      MYR--Malaysian Ringgit
      NZ$--New Zealand dollar
      PHP--Philippine Peso
      SG$--Singapore dollar
      THB--Thailand Baht
      (pound)--British pound
      US$--United States dollar


                                      Aberdeen Commonwealth Income Fund, Inc. 19

Portfolio of Investments (unaudited) (concluded)

As of January 31, 2002

(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at January 31, 2002.
(c) Value of security is linked to the value of Government of Korea 7.70%, 8/16/03 and the movement of the South Korean Won.
(d) Value of security is linked to the value of Korea Development Bank 7.01%, 6/26/02 and the movement of the South Korean Won.
(e) Securities, or a portion thereof, pledged as collateral for forward currency exchange contracts.
(f) Forward foreign currency exchange contracts entered into as of January 31, 2002 were as follows:

---------------------------------------------------------------------------------------
Purchases
                                                                            Unrealized
Contracts to Receive    In Exchange for   Settlement Date      Value       Appreciation
---------------------------------------------------------------------------------------
PHP 18,410,800            US$350,000         03/26/02       US$356,350       $ 6,350
                                                                             --------

---------------------------------------------------------------------------------------
Sales
                                                                            Unrealized
Contracts to Deliver    In Exchange for   Settlement Date      Value       Depreciation
---------------------------------------------------------------------------------------
CAD 1,000,000             US$627,117         02/01/02       US$628,852       $ (1,735)
                                                                             --------
                                                               Total         $  4,615
                                                                             ========


20 Aberdeen Commonwealth Income Fund, Inc.

Directors

Martin J. Gilbert, Chairman
David L. Elsum
Laurence S. Freedman
Neville J. Miles
William J. Potter
Sir David Rowe-Ham
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith
Hugh Young

Officers

Hugh Young, President
Christian Pittard, Treasurer and Assistant Secretary
Roy M. Randall, Secretary
Michael Karagianis, Assistant Vice President
Beverley Hendry, Assistant Treasurer
Timothy Sullivan, Assistant Treasurer
Simon Bignell, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary
Sander M. Bieber, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

[RECYCLED LOGO] Printed on post-consumer recycled paper


                                      Aberdeen Commonwealth Income Fund, Inc. 21

Corporate Information

Investment Manager                     Aberdeen Asset Managers (C.I.) Limited
                                       P.O. Box 578, 17 Bond Street
                                       St. Helier, Jersey JE45XB
                                       Channel Islands

Investment Advisor                     Aberdeen Asset Management Limited
                                       Level 6, 201 Kent Street
                                       Sydney, NSW 2000, Australia

Consultant                             CIBC World Markets, Inc.
                                       BCE Place, Canada Trust Tower
                                       P.O. Box 500
                                       Toronto, Ontario, M5J 2S8
                                       Canada

Administrator                          Princeton Administrators, L.P.
                                       Box 9095
                                       Princeton, New Jersey 08543-9095

Custodian & Transfer Agent             State Street Bank and Trust Company
                                       1 Heritage Drive
                                       North Quincy, Massachusetts 02171

Auction Agent                          Deutsche Bank
                                       Four Albany Street
                                       New York, New York 10006

Independent Accountants                PricewaterhouseCoopers LLP
                                       1177 Avenue of the Americas
                                       New York, New York 10036

Legal Counsel                          Dechert
                                       1775 Eye Street, N.W.
                                       Washington, DC 20006

                                       Stikeman Elliott
                                       Level 40 Chifley Tower
                                       2 Chifley Square
                                       Sydney, NSW 2000, Australia

Investor Relations                     Aberdeen Asset Management
                                       45 Broadway, 31st Floor
                                       New York, New York 10006
                                       1-800-522-5465 or 1-212-968-8800
                                       InvestorRelations@aberdeen-asset.com

                                     [LOGO]
                                    Aberdeen
                                 ASSET MANAGERS

                     Aberdeen Asset Managers (C.I.) Limited

 The common shares of Aberdeen Commonwealth Income Fund, Inc. are traded on the New York Stock Exchange under the symbol "FCO." Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

 This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Commonwealth Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

                                   [GRAPHIC]

                  Invests primarily in fixed-income securities
                    denominated in the currencies of various
                             Commonwealth Countries